UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2010

Aware, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-21129

Massachusetts	04-2911026
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

40 Middlesex Turnpike, Bedford, MA, 01730
(Address of principal executive offices, including zip code)

(781) 276-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 1, 2010, we held a special meeting of stockholders.  A total of 20,039,145 shares of our common stock were outstanding as of September 27, 2010, the record date for the special meeting.  The only matter acted upon at the special meeting was a proposal to approve amendments to existing equity plans to allow for an equity exchange program.  The final results of the vote, as reported by our inspector of elections, were as follows:

For	Against	Abstain	Broker Non-Votes
3,221,170	10,781,072	15,068	0

Based upon the results of the vote, we will not be amending our existing equity plans for an equity exchange program.

Aware continues its plans to pursue a spin-off of its patent licensing operations.  The proposed transaction is expected to be structured as a tax-free distribution to Aware stockholders, and is contingent upon a number of items including, but not limited to, receipt of a favorable ruling from the Internal Revenue Service as to the United States federal income tax consequences of the spin-off, a determination by Aware’s board of directors that the spin-off is in the best interest of Aware, and the completion of a review process by the SEC.

Aware expects to file documents with the U.S. Securities & Exchange Commission (SEC) over the next few months and to complete the proposed transaction in the first half of fiscal 2011. The spin-off will result in two, independent publicly traded U.S. companies.

Safe Harbor Warning

Portions of this filing contain certain “forward-looking statements” including, but not limited to, statements regarding the form and timing of any transaction to spin-off the patent licensing operations. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or actions taken by Aware to differ materially from anticipated results, performance or actions. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Aware wishes to caution you that there are factors that could cause actual results to differ materially from the results indicated by such statements. General factors include, but are not limited to: our business is subject to rapid technological change; we face intense competition from a wide range of competitors; current economic conditions, including the credit crisis affecting the financial markets; our intellectual property is subject to limited protection; our ability to obtain or enforce patents could be affected by new laws, regulations or rules; and our business may be affected by government regulations. Further, there can be no assurance as to the timing of the contemplated spin-off, whether it will ultimately be structured as a spin-off, or whether it will be completed.  Aware is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. We refer you to the documents Aware files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our annual report on Form 10-K for the fiscal year ended December 31, 2009, the interim reports filed on Form 10-Q for subsequent quarterly periods, and other reports and filings made with the Securities and Exchange Commission.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AWARE, INC.

By: /s/ Edmund C. Reiter
Edmund C. Reiter
President and Chief Executive Officer

Date: November 2, 2010